Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

Exhibit 10.18

SLIDE INSURANCE COMPANY

SLIDE SPECIALTY INSURANCE COMPANY

PROPERTY CATASTROPHE

AGREEMENT OF REINSURANCE

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

TABLE OF CONTENTS

to

PROPERTY CATASTROPHE

AGREEMENT OF REINSURANCE

between

SLIDE INSURANCE COMPANY

SLIDE SPECIALTY INSURANCE COMPANY

and

The Subscribing Reinsurer(s) executing the Signing Page(s)

attaching to and forming a part of this Agreement

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

PROPERTY CATASTROPHE

AGREEMENT OF REINSURANCE

between

SLIDE INSURANCE COMPANY

SLIDE SPECIALTY INSURANCE COMPANY

4221 W Boy Scout Blvd., Suite 200

Tampa, Florida 33607

(herein collectively referred to as the “Company”)

The Subscribing Reinsurer(s) executing the Signing Page(s)

attaching to and forming a part of this Agreement

(herein referred to as the “Reinsurer”)

GENERAL ARTICLES

In consideration of the promises set forth in this Agreement, the parties agree as follows:

Article I – SCOPE OF AGREEMENT

As a condition precedent to the Reinsurer’s obligations under this Agreement, the Company shall cede to the Reinsurer the business described in this Agreement, and the Reinsurer shall accept such business as reinsurance from the Company.

This Agreement is comprised of the General Articles and the Exhibit(s) listed below and each Exhibit which may be made a part of this Agreement. The terms of the General Articles and of the Exhibit(s) shall determine the rights and obligations of the parties. The terms of the General Articles shall apply to each Exhibit unless specifically amended therein. In the event of termination of all the Exhibits made a part of this Agreement, the General Articles shall automatically terminate when the liability of the Reinsurer under said Exhibits ceases.

EXHIBIT A – EXCESS OF LOSS REINSURANCE (Catastrophe)

of Personal Property Business

Article II – PARTIES TO THE AGREEMENT

This Agreement is solely between the Company and the Reinsurer. Except as otherwise expressly provided in the article entitled INSOLVENCY OF THE COMPANY:

(a)	When more than one company is named as a party to this Agreement, the first company named shall be the agent of the other companies as to all matters pertaining to this Agreement.

(b)	In no instance shall any insured of the Company, any claimant against an insured of the Company, or any other third party have any rights under this Agreement.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

Article III – MANAGEMENT OF CLAIMS AND LOSSES

The Company shall investigate and settle or defend all claims and losses. When requested by the Reinsurer, the Company shall permit the Reinsurer, at the expense of the Reinsurer, to be associated with the Company in the defense or settlement of any claim, loss, or legal proceeding which involves or is likely to involve the Reinsurer. All payments of claims or losses by the Company within the terms and limits of its policies which are within the limits set forth in the applicable Exhibit shall be binding on the Reinsurer, subject to the terms of this Agreement.

Article IV – RECOVERIES

The Company shall pay to or credit the Reinsurer with the Reinsurer’s portion of any recovery obtained from salvage, subrogation, other insurance, or otherwise. Adjustment Expense for recoveries shall be deducted from the amount recovered. However, if the Adjustment Expense incurred in obtaining recoveries exceeds the amount recovered, if any, the excess Adjustment Expense shall be apportioned between the parties in proportion to the liability of each party for the loss before the recovery was obtained.

The Reinsurer shall be subrogated to the rights of the Company to the extent of its loss payments to the Company. The Company agrees to enforce its rights of salvage, subrogation, and its rights against insurers or other parties or to assign these rights to the Reinsurer.

If the reinsurance under an Exhibit is on a share basis, the recoveries shall be apportioned between the parties in the same ratio as the amounts of their liabilities bear to the loss. If the reinsurance under an Exhibit is on an excess basis, recoveries shall be distributed to the parties in an order inverse to that in which their liabilities accrued.

Article V – PREMIUM REPORTS AND REMITTANCES

Premium reports and reinsurance premiums or other amounts due either party shall be remitted by a method mutually agreed between the Company and the Reinsurer.

Article VI – ERRORS AND OMISSIONS

The Reinsurer shall not be relieved of liability because of an error or accidental omission of the Company in reporting any claim or loss or any business reinsured under this Agreement, provided that the error or omission is rectified promptly after discovery.

The Reinsurer shall be obligated only for the return of the premium paid for business reported but not reinsured under this Agreement.

Article VII – SPECIAL ACCEPTANCES

Business not within the terms of this Agreement may be submitted to the Reinsurer for special acceptance and, if accepted by the Reinsurer, shall be subject to all of the terms of this Agreement except as modified by the special acceptance.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

Article VIII – RESERVES AND TAXES

The Reinsurer shall maintain the required reserves as to the Reinsurer’s portion of unearned premium, if any, claims, losses, and Adjustment Expense.

In consideration of the terms under which this Agreement is issued, the Company shall not claim a deduction in respect of the premium hereon when making tax returns, other than income or profits tax returns, to any state or territory of the United States of America or the District of Columbia.

The premium hereon is not subject to Federal Excise Tax, nor is the Reinsurer subject to any withholding under the Foreign Account Tax Compliance Act (“FATCA”). Upon the Company’s request, the Reinsurer shall promptly provide the Company with documentation confirming that the Reinsurer is not subject to any withholding under FATCA.

Article IX – OFFSET

The Company or the Reinsurer may offset any balance, whether on account of premium, commission, claims or losses, Adjustment Expense, salvage, or otherwise, due from one party to the other under this Agreement or under any other agreement heretofore or hereafter entered into between the Company and the Reinsurer.

Article X – INSPECTION OF RECORDS

(a)

The Reinsurer or its duly authorized representatives shall have the right to visit the offices of the Company to inspect, examine, audit, and verify any of the policy, accounting or claim files (“Records”) relating to business reinsured under this Agreement during regular business hours after giving 30 days’ prior notice. This right shall be exercisable during the term of this Agreement or after the expiration of this Agreement. Notwithstanding the above, the Reinsurer shall not have any right of access to the Records of the Company if it is not current in all undisputed payments due the Company.

(b)

Prior to the access and review by the Reinsurer of certain books and records, the Company may redact names and any other information the Company, in its sole judgment, considers proprietary and any information the Company is required by law or regulation to redact.

(c)

Notwithstanding the above, the Company reserves the right to withhold from the Reinsurer any Privileged Documents. However, the Company shall permit and not object to the Reinsurer’s access to Privileged Documents in connection with the underlying claim reinsured hereunder following final settlement or final adjudication of the case or cases involving such claim, with prejudice against all claimants and all parties to such adjudications; the Company may defer release of such Privileged Documents if there are subrogation, contribution, or other third party actions with respect to that claim or case, and the Company’s defense might be jeopardized by release of such Privileged Documents. In the event that the Company seeks to withhold or defer release of such Privileged Documents, it shall, in consultation with the Reinsurer, take other steps as reasonably necessary to provide the Reinsurer with the information it reasonably requires to indemnify the Company without causing a loss of such privileges or protections. The Reinsurer shall not have access to Privileged Documents relating to any dispute between the Company and the Reinsurer.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(d)	For purposes of this Article:

(1)	“Privileged Documents” means any documents that are Attorney-Client Privilege Documents and/or Work Product Privilege Documents.

(2)

“Attorney-Client Privilege Documents” means communications of a confidential nature between (a) the Company, or anyone retained by or at the direction of the Company, or its in house or outside legal counsel, or anyone in the control of such legal counsel, and (b) any in-house or outside legal counsel, if such communications relate to legal advice being sought by the Company and/or contain legal advice being provided to the Company.

(3)

“Work Product Privilege Documents” means communications, written materials and tangible things prepared by or for in-house or outside counsel, or prepared by or for the Company, in anticipation of or in connection with litigation, arbitration, or other dispute resolution proceedings.

Article XI – CONFIDENTIALITY

(a)

The Reinsurer hereby acknowledges that the documents, information and data provided to it by the Company, whether directly or through an authorized agent, in connection with the placement and execution of this Agreement (“Confidential Information”) are proprietary and confidential to the Company. Confidential Information shall not include documents, information or data that the Reinsurer can show:

(1)	are publicly known or have become publicly known through no unauthorized act of the Reinsurer;

(2)	have been rightfully received from a third person without obligation of confidentiality; or

(3)	were known by the Reinsurer prior to the placement of this Agreement without an obligation of confidentiality.

(b)	Absent the written consent of the Company, the Reinsurer shall not disclose any Confidential Information to any third parties, including any affiliated companies, except:

(1)	when required by retrocessionaires as respects business ceded to this Agreement;

(2)	when required by regulators performing an audit of the Reinsurer’s records and/or financial condition; or

(3)	when required by external auditors performing an audit of the Reinsurer’s records in the normal course of business; or

(4)	when required by attorneys or arbitrators in connection with an actual or potential dispute hereunder;

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

provided any party receiving such Confidential Information under subparagraphs (b)(1), (b)(3) and (b)(4) herein is advised by the Reinsurer of the confidential nature of the information and agrees to abide by the restrictions set forth in this Agreement. Further, the Reinsurer agrees not to use any Confidential Information for any purpose not related to the performance of its obligations or enforcement of its rights under this Agreement.

(c)

Notwithstanding the above, in the event that the Reinsurer is required by court order, other legal process or any regulatory authority to release or disclose any or all of the Confidential Information, the Reinsurer agrees to provide the Company with written notice of same at least 10 days prior to such release or disclosure and to use its best efforts to assist the Company in maintaining the confidentiality provided for in this Article.

(d)	The provisions of this Article shall extend to the officers, directors and employees of the Reinsurer and its affiliates, and shall be binding upon their successors and assigns.

Article XII – TRIA INUREMENT

As respects any “insured loss”, as defined in the Terrorism Risk Insurance Act of 2002 as subsequently amended (“the Act”), for which the Reinsurer makes a payment to the Company under this Agreement, the following provisions shall apply.

If the sum of:

(a)	Financial assistance provided under the Act to the Company and its affiliates, if any, (as “affiliate” is defined in the Act) with respect to all “insured loss” that applies to each calendar year; and

(b)

Amounts recoverable by the Company and its affiliates, if any, under all reinsurance which the Company and its affiliates, if any, purchase, including but not limited to this reinsurance, all other treaty reinsurance and all facultative reinsurance, for any such “insured loss”, exceeds the amount of the Company’s and its affiliates’, if any, gross “insured loss”, the excess amount shall be allocated to the Reinsurer in the ratio that the Reinsurer’s liability for the “insured loss” under this Agreement bears to the total recoverable reinsurance for the “insured loss” under (b) above.

Upon receipt of payment under the Act by the Company and its affiliates, if any, the Company shall pay to or credit the Reinsurer under this Agreement with the Reinsurer’s share of such excess amount determined in accordance with the preceding paragraph.

Article XIII – ARBITRATION

All unresolved differences of opinion between the Company and the Reinsurer relating to this Agreement, including its formation and validity, shall be submitted to arbitration consisting of one arbitrator chosen by the Company, one arbitrator chosen by the Reinsurer, and a third arbitrator chosen by the first two arbitrators.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

The party demanding arbitration shall communicate its demand for arbitration to the other party by registered or certified mail, identifying the nature of the dispute and the name of its arbitrator, and the other party shall then be bound to name its arbitrator within 30 days after receipt of the demand.

Failure or refusal of the other party to so name its arbitrator shall empower the demanding party to name the second arbitrator. If the first two arbitrators are unable to agree upon a third arbitrator after the second arbitrator is named, each arbitrator shall name three candidates, two of whom shall be declined by the other arbitrator, and the choice shall be made between the two remaining candidates by drawing lots. The arbitrators shall be disinterested and shall be active or retired officers of property or casualty insurance or reinsurance companies.

The arbitrators shall adopt their own rules and procedures and are relieved from judicial formalities. In addition to considering the rules of law and the customs and practices of the insurance and reinsurance business, the arbitrators shall make their award with a view to effecting the intent of this Agreement.

The decision of the majority of the arbitrators shall be in writing and shall be final and binding upon the parties.

Each party shall bear the cost of its own arbitrator and shall jointly and equally bear with the other party the expense of the third arbitrator and other costs of the arbitration. In the event both arbitrators are chosen by one party, the fees of all arbitrators shall be equally divided between the parties.

The arbitration shall be held at the times and places agreed upon by the arbitrators.

Article XIV – INSOLVENCY OF THE COMPANY

When more than one company is named as a party to this Agreement, this Article shall apply severally to each such company.

In the event of a conflict between any provisions of this Article and the laws of the Company’s domiciliary state, this Article shall be automatically amended to conform fully to such laws.

In the event of the insolvency of the Company, the reinsurance proceeds will be paid to the Company or the liquidator, with reasonable provision for verification, on the basis of the claim allowed in the insolvency proceeding without diminution by reason of the inability of the Company to pay all or part of the claim, except where this Agreement, or other written agreement, specifically provides another payee of such reinsurance in the event of insolvency.

The Reinsurer shall be given written notice of the pendency of each claim against the Company on the policy(ies) reinsured hereunder within a reasonable time after such claim is filed in the insolvency proceedings. The Reinsurer shall have the right to investigate each such claim and to interpose, at its own expense, in the proceeding where such claim is to be adjudicated, any defenses which it may deem available to the Company or its liquidator. The expense thus incurred by the Reinsurer shall be chargeable, subject to court approval, against the insolvent Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Company solely as a result of the defense undertaken by the Reinsurer.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

Article XV – SEVERABILITY

If any provision of this Agreement shall be rendered illegal or unenforceable by the laws, regulations or public policy of any jurisdiction, such provision shall be considered void in such jurisdiction, but this shall not affect the validity or enforceability of any other provision of this Agreement or the enforceability of such provision in any other jurisdiction.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

Article XVI – GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to choice of law rules.

Article XVII – SANCTION LIMITATION AND EXCLUSION

The Reinsurer shall not be deemed to provide cover and the Reinsurer shall not be liable to pay any claim or provide any benefit under this Agreement to the extent that the provision of such cover, payment of such claim or provision of such benefit would expose the Reinsurer to any sanction, prohibition or restriction applicable to the Reinsurer.

Article XVIII – ENTIRE AGREEMENT

This Agreement constitutes the entire Agreement between the parties with respect to the business reinsured hereunder. Any change or modification to this Agreement shall be made by written amendment to this Agreement and signed by the parties hereto.

Article XIX – MODE OF EXECUTION

The Reinsurer and the Company agree that this Agreement and all amendments hereto may be executed as follows:

(a)	By an original written ink signature of paper documents; or

(b)	By an exchange of facsimile copies or digitally scanned copies showing the original written ink signature of paper documents; or

(c)	By an electronic signature employing any technology to capture a person’s signature, provided the signature is verifiable and is linked to the document signed.

The use of any one or a combination of these modes of execution will constitute a legally binding and valid signature.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed through their duly authorized representatives,

SLIDE INSURANCE COMPANY

SLIDE SPECIALTY INSURANCE COMPANY

Signed this	23	day of May, 2024,
DATE SIGNED BY COMPANY
/s/ Shannon Lucas
COMPANY OFFICER SIGNATURE
Shannon Lucas
PRINTED COMPANY OFFICER NAME
COO / CRO
COMPANY OFFICER TITLE
/s/ Carol Lee
COMPANY WITNESS SIGNATURE

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

General Reinsurance Corporation’s Signing Page

General Reinsurance Corporation (hereinafter referred to as the “Subscribing Reinsurer”) agrees to assume the following shares in the interests and liabilities of the Reinsurer under this Agreement:

Third Excess Layer	[***]%
Fourth Excess Layer	[***]%
Fifth Excess Layer	[***]%
Sixth Excess Layer	[***]%
Ninth Excess Layer	[***]%

The shares of the Subscribing Reinsurer shall be separate and apart from the shares of any other reinsurers participating on this Agreement, and the Subscribing Reinsurer shall in no event participate in the interests and liabilities of such other reinsurers.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Agreement as of the date specified below:

GENERAL REINSURANCE CORPORATION

Signed this 23 day of	May	, 2024,
DATE SIGNED BY GRC

/s/ Richard T. Ruggiero
GRC OFFICER SIGNATURE

Richard T. Ruggiero
PRINTED GRC OFFICER NAME

Senior Vice President
GRC OFFICER TITLE

/s/ Jaclyn Mitchell
GRC WITNESS SIGNATURE

GRC Reference Numbers: Agreement Master No. 77006-24, Treaty ID No. 5023655

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

EXHIBIT A – EXCESS OF LOSS REINSURANCE (Catastrophe) of Personal Property Business

Attached to and made a part of

PROPERTY CATASTROPHE AGREEMENT OF REINSURANCE

Section 1 – BUSINESS SUBJECT TO THIS EXHIBIT

This Exhibit shall apply to Personal Property Business written by the Company, which is defined as insurance which is classified in the NAIC form of annual statement as fire (dwelling fire only), allied lines, or homeowners multiple peril (property coverages), except those lines specifically excluded in the section entitled EXCLUSIONS, on risks wherever located in the States of Florida and South Carolina. Risks located outside the States of Florida and South Carolina, may be submitted to the Reinsurer for special acceptance in accordance with the article entitled SPECIAL ACCEPTANCE. This Exhibit excludes coverage for the Company’s Identity Theft Program and Equipment Breakdown.

Section 2 – TERM

This Exhibit shall apply to Loss Events which commence during the period from 12:01 a.m., Eastern Daylight Savings Time, June 1, 2024, to 12:01 a.m., Eastern Daylight Savings Time, June 1, 2025.

This Exhibit shall not apply to Loss Events which commence prior to the effective date of this Exhibit and continue during any part of the term of this Exhibit. However, this Exhibit shall apply to Loss Events which commence during and continue beyond the term of this Exhibit and in the computation of the liability of the Reinsurer the entire Ultimate Net Loss resulting from each such Loss Event shall be included, subject to the limitations set forth in paragraph (d) of the section entitled DEFINITIONS.

Section 3 – LIABILITY OF THE REINSURER

(a)

The Reinsurer shall pay to the Company, with respect to each Loss Event, the amount of Ultimate Net Loss in excess of the Company Retention of $[***], but not exceeding the Limits of Liability of the Reinsurer of:

(1)	Under the Third Excess Cover, the next $[***] of Ultimate Net Loss in excess of $[***]; but not exceeding $[***] with respect to all Loss Events commencing during the term of this Exhibit;

(2)	Under the Fourth Excess Cover, the next $[***] of Ultimate Net Loss in excess of $[***]; but not exceeding $[***] with respect to all Loss Events commencing during the term of this Exhibit.

(3)	Under the Fifth Excess Cover, the next $[***] of Ultimate Net Loss in excess of $[***]; but not exceeding $[***] with respect to all Loss Events commencing during the term of this Exhibit.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(4)	Under the Sixth Excess Cover, the next $[***] of Ultimate Net Loss in excess of $[***]; but not exceeding $[***] with respect to all Loss Events commencing during the term of this Exhibit.

(5)

Under the Ninth Excess Cover, the next $[***] of Ultimate Net Loss in excess of $[***] after $[***] otherwise recoverable; but not exceeding $[***] with respect to all Loss Events commencing during the term of this Exhibit.

Section 4 – DEFINITIONS

(a)	Company Retention

This term shall mean the amount the Company shall retain for its own account; subject to underlying reinsurance, however, this requirement shall be satisfied if this amount is retained by the Company or its affiliated companies under common management or common ownership.

(b)	Ultimate Net Loss

This term shall mean all payments by the Company within the terms and limits of its policies in settlement of claims and losses, including Adjustment Expense, after deduction of salvage and other recoveries, and after deduction of amounts due from all inuring reinsurance whether collectible or not. If the Company becomes insolvent, this definition shall be modified to the extent set forth in the article entitled INSOLVENCY OF THE COMPANY.

Notwithstanding the provisions of the article entitled MANAGEMENT OF CLAIMS AND LOSSES, this term shall also include 100% of Extra Contractual Obligations.

Nothing in this definition shall imply that losses are not recoverable hereunder until the Company’s Ultimate Net Loss has been finally ascertained.

(c)	Adjustment Expense

This term shall mean expenditures by the Company pursuant to the terms of its policies, allocated to an individual claim or loss, and made in connection with the investigation, negotiation, appraisal, litigation, or defense of the claim or loss, including court costs, prejudgment interest, and post judgment interest.

This term shall exclude office expenses and the salaries and expenses of employees of the Company or of any subsidiary or related or wholly owned company of the Company, except expenses of employees who have been temporarily diverted from their normal duties and assigned to the field adjustment of losses reinsured hereunder.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(d)	Loss Event

(1)

Loss Event shall mean the sum of all individual losses directly occasioned by any one disaster, accident or loss or series of disasters, accidents or losses arising out of one event. However, the duration and extent of any one “Loss Event” shall be limited to all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event except that the term “Loss Event” shall be further defined as follows:

(i)

With respect to any “Named Storm,” all individual losses sustained by the Company arising out of and directly occasioned by such “Named Storm,” without regard to the limitations of duration and extent set forth above. “Named Storm” means any storm or storm system declared by the US National Hurricane Center, US Central Pacific Hurricane Center, US Weather Prediction Center, or their successor organizations, all being divisions of the US National Weather Service to be a tropical depression, tropical storm or hurricane, and any successors thereof. A storm or storm system that merges with a “Named Storm” shall be considered part of that “Named Storm,” once it has merged. A “Named Storm” shall be deemed to begin at the effective time and date of the first watch, warning or other official advisory applicable to such tropical storm, or hurricane, issued by the above referenced governmental meteorological agencies. A “Named Storm” shall be deemed to end 120 hours after the cancellation of the last watch, warning or other official advisory applicable to such tropical storm, hurricane or successor, issued by the above referenced governmental meteorological agencies irrespective of the duration of the timing or spacing between such watches, warnings or other official advisories. If two or more storms are assigned different names by the above-referenced governmental meteorological agencies, each of those storms shall constitute a separate event for purposes of this definition.

(ii)

As regards windstorm, hail, tornado, cyclone, including ensuing collapse and water damage other than “Named Storm,” all individual losses sustained by the Company occurring during any period of 168 consecutive hours arising out of and directly occasioned by the same event.

(iii)

As regards riot, riot attending a strike, civil commotion, vandalism and malicious mischief, all individual losses sustained by the Company occurring during any period of 72 consecutive hours within the area of one municipality or county and the municipalities or counties contiguous thereto arising out of and directly occasioned by the same event. The maximum duration of 72 consecutive hours may be extended in respect of individual losses that occur beyond such 72 consecutive hours during the continued occupation of an assured’s premises by strikers, provided such occupation commenced during the aforesaid period.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(iv)

As regards earthquake and fire following directly occasioned by the earthquake, those earthquake losses and individual fire losses that commence during the period of 168 consecutive hours may be included in the Company’s “Loss Event.”

(v)

As regards firestorms, brush fires and any other fires or series of fires, irrespective of origin, all individual losses sustained by the Company and designated by the Company as forming part of one “Loss Event”, which occur during any period of 168 consecutive hours within an area with a 250 mile radius, the center point of which will be chosen by the Company, may be included in the Company’s Loss Event.

(vi)

As regards “freeze,” only individual losses directly occasioned by collapse, breakage of glass and water damage (caused by bursting of frozen pipes and tanks or freezing and/or melting snow or sleet) may be included in the Company’s “Loss Event.”

(2)	Except as provided in subparagraph (d)(1)(i) above,

(i)

The Company may choose the date and time when any such period of consecutive hours commences provided that it is not earlier than the date and time of the event of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

(ii)

Only one period of consecutive hours shall apply with respect to one event, except that, as respects those “Loss Events” referred to in subparagraph (d)(1)(iii) above, if the disaster, accident or loss occasioned by the event is of greater duration than 72 consecutive hours, then the Company may divide that disaster, accident or loss into two or more “Loss Events” provided no two periods overlap and no individual loss is included in more than one such period and provided that no period commences earlier than the date and time of the occurrence of the first recorded individual loss sustained by the Company arising out of that disaster, accident or loss.

(3)

Losses arising from a combination of two or more perils as a result of the same event shall be considered as having arisen from one “Loss Event.” Furthermore, all losses arising from an event involving a combination of losses described in subparagraphs (d)(1)(i) and (d)(1)(ii) may be considered as having arisen from one “Loss Event.” Notwithstanding the foregoing, the hourly limitations as stated above shall not be exceeded as respects the applicable perils, and, except as respects those “Loss Events” involving a “Named Storm” referred to in subparagraph (d)(1)(i) above, no single “Loss Event” shall encompass a time period greater than 168 consecutive hours.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(e)	Company’s Subject Earned Premium

This term shall mean the premium earned by the Company on the business reinsured hereunder, after deduction from such premium earned of the gross earned premium paid for reinsurance which inures to the benefit of this Exhibit.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(f)	Extra Contractual Obligations

This term shall mean a loss payment which is not covered under any other provision of this Exhibit resulting from an action brought against the Company alleging negligence, bad faith or other wrongdoing in the Company’s handling of any claim otherwise covered under this Exhibit on a policy reinsured hereunder. Such loss shall be inclusive of attorneys’ fees and expenses recoverable from the Company in such action.

The date on which an Extra Contractual Obligation is incurred by the Company shall be deemed, in all circumstances, to be the date of the original Occurrence.

There shall be no coverage hereunder where the Extra Contractual Obligation has been incurred due to the fraud or criminal conduct of a member of the Board of Directors or a corporate officer of the Company acting individually or collectively or in collusion with any individual or corporation or any other organization or party involved in the investigation, defense or settlement of any claim covered hereunder.

Any insurance or other contract which indemnifies or protects the Company against claims which are the subject matter of this definition shall inure to the benefit of the Reinsurer and shall be deducted to arrive at the amount of the Company’s Net Loss. The Company agrees to pursue a timely recovery under any such insurance or other contract.

Loss otherwise covered hereunder includes punitive damages awarded against the Company where such coverage is permitted by applicable law.

Section 5 – EXCLUSIONS

This Exhibit shall not apply to:

(a)	Reinsurance assumed by the Company other than reinsurance of primary business assumed from affiliated companies;

(b)

Nuclear incident per the Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance attached hereto. Further, this Exhibit does not apply to loss or damage caused directly or indirectly by nuclear reaction or radiation, or radioactive contamination, but this exclusion does not preclude coverage for loss or damage which are covered under Insurance Services Office, Inc. (“ISO”) basic wordings. If the Company elects to file an exclusion independent of ISO, such exclusion will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer’s prior approval;

(c)	Pools, associations and syndicates per the Pools, Associations and Syndicates Exclusion Clause attached hereto;

(d)	Any liability of the Company arising from its participation or membership in any insolvency fund;

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(e)

Any loss or damage directly or indirectly arising out of, caused by, or resulting from war, including undeclared or civil war; warlike action by a military force, including action in hindering or defending against an actual or expected attack, by any government, sovereign or other authority using military personnel or other agents; or insurrection, rebellion, revolution, usurped power or action taken by governmental authority in hindering or defending against any of these. Such loss or damage is excluded regardless of any other cause or event contributing to such loss or damage in any way or at any time;

(f)

Any loss or damage directly or indirectly arising out of, caused by, or resulting from any Act of Terrorism, as defined in paragraphs (1) and (2) below, which involves (i) pathogenic chemical or biological substances, however caused; (ii) nuclear reaction or radiation, or radioactive contamination, however caused; or (iii) any other cause or event resulting from (i) or (ii) above. Such loss or damage is excluded regardless of any other cause or event contributing to such loss or damage in any way or at any time, or whether such loss or damage is accidental or intentional.

For purposes of this exclusion, the term “Act of Terrorism” means:

(1)

Any activity, including the threat of an activity or any preparation for an activity, that (a) causes either (i) damage to property, or (ii) injury to persons; and (b) appears to be intended to: (i) intimidate or coerce a civilian population, or (ii) disrupt any segment of an economy, or (iii) influence the policy of a government by intimidation or coercion, or (iv) affect the conduct of a government by destruction, assassination, kidnapping or hostage-taking, or (v) advance a political, religious or ideological cause.

(2)

Any act authorized by a governmental authority for the purpose of preventing, terminating, countering or responding to any act or threat of terrorism or for the purpose of preventing or minimizing the consequences of any act or threat of terrorism.

(g)

Risks written on a layered basis, whether primary or excess of loss, or policies written with a deductible or franchise of more than $10,000; however, this exclusion shall not apply to policies which provide a percentage deductible or franchise in connection with windstorm or earthquake;

(h)

Loss, damage, costs or expenses arising out of the release, discharge, dispersal, or escape of pollutants; the extraction, removal, clean up, containment, monitoring, or detoxification of pollutants; or the removal, restoration, or replacement of polluted land or water; however, this exclusion does not apply to (1) coverage for loss, damage, costs, or expenses which are covered under ISO or American Association of Insurance Services, Inc. (“AAIS”) basic wordings; (2) any Risk located in a jurisdiction which has not approved the ISO or AAIS wordings; or (3) where other regulatory constraints prohibit the Company from implementing such wordings. If the Company elects to file an endorsement independent of ISO or AAIS, such endorsement will be deemed a suitable substitute provided the Company has submitted the wording to the Reinsurer and received the Reinsurer’s prior approval. Nevertheless, if the insured elects any options for additional coverage or for limits in excess of the basic limits, such options shall not be covered hereunder even if such options are provided by or covered under ISO or AAIS wordings;

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(i)	Business classified as fidelity or boiler and machinery;

(j)

Insurance on growing crops; credit insurance, financial guaranty, residual value and insolvency business; mortgage impairment insurance; and insurance on livestock under so-called “mortality policies”;

(k)	Insurance against earthquake;

(l)	Insurance against flood, surface water, waves, tidal waves, overflow of any body of water, or their spray, all whether driven by wind or not;

(m)	Difference in conditions insurance and similar kinds of insurance, howsoever styled;

(n)

Losses with respect to overhead transmission and distribution lines (including those used by cable operators and telecommunications providers) and their supporting structures, other than those on or within 500 feet of the insured premises. However, public utilities extension and/or suppliers extension and/or contingent business interruption coverage are not subject to this exclusion, provided these are not part of a transmitters’ or distributors’ policy;

(o)	Railroad rolling stock;

(p)	Offshore property Risks;

(q)	Inland marine business with respect to the following:

(1)	All bridges, dams and tunnels;

(2) Cargo insurance when written as such with respect to ocean, lake, or inland waterways vessels;

(3) Faulty film, tape, processing and editing insurance and cast insurance;

(4) Drilling rigs for natural fuels;

(5) Radio, television, and telephone towers or other towers used in communications;

(r)	Watercraft 26 feet or more in overall length;

(s)

Loss of, damage to, or failure of, or consequential loss resulting therewith (including but not limited to earnings and extra expense) of satellites, spacecraft, and launch vehicles, including cargo and freight carried therein, in all phases of operation (including but not limited to manufacturing, transit, pre-launch, launch, and in-orbit);

(t)	As respects automobile physical damage:

(1)	Insurance against collision;

(2) Insurance against theft or larceny;

(3) Manufacturers’ stock at factories or warehouses;

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(u)

Liability, loss, damage, costs or expenses (including any business interruption or extra expense) directly or indirectly arising out of the theft, loss or disclosure of, or access to, any person’s or organization’s confidential or personal information, including patents, trade secrets, processing methods, customer lists, financial information, credit card information, health information or any other type of nonpublic information;

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(v)

Notwithstanding any other provision of this Agreement, this Exhibit shall not apply to any liability, loss, damage, cost or expense of whatsoever nature directly or indirectly caused by, arising out of, resulting from or in connection with:

(1)

Any actual, alleged, or threat of infectious disease, including but not limited to diseases arising out of coronaviruses, regardless of any other cause or event contributing concurrently or in any other sequence to the loss;

(2)	Any action taken or failure to take action in controlling, preventing, suppressing or in any way responding to such actual, alleged, or threat of infectious disease;

(w)	Losses directly or indirectly arising out of:

(1)	loss of, alteration of, or damage to

or

(2)	a reduction in the functionality, availability or operation of a computer system, hardware, program, software, data, information repository, microchip, integrated circuit or similar device in computer equipment or non-computer equipment, whether the property of the policyholder of the Company or not which may be covered under the Company’s policy are excluded hereunder unless (i) or (ii) above arises out of one or more of the following perils:

Fire, lightning, explosion, windstorm or hail, smoke, aircraft or vehicles, riot or civil commotion, sprinkler leakage, sinkhole collapse, volcanic action, falling objects, weight of snow, ice or sleet, water damage, or flood and/or earthquake and volcanic eruption if the flood and/or earthquake and volcanic eruption coverage endorsement, as applicable, applies to the affected premises.

Section 6 – OTHER REINSURANCE

(a)	The parties acknowledge that the Company may maintain catastrophe bonds and other treaty reinsurance within the otherwise recoverable amounts as referenced in the section entitle RETENTION AND LIMIT.

(b)	In addition to paragraph (a) above, the Company shall be permitted to carry other reinsurance, recoveries under which shall inure to the benefit of this Agreement.

(c)

The Company shall be permitted to carry underlying reinsurance, recoveries under which shall inure solely to the benefit of the Company and be entirely disregarded in applying all of the provisions of this Agreement.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

Section 7 – REINSURANCE PREMIUM

(a)

As respects each Excess Layer hereunder, the Company shall pay to the Reinsurer premium calculated at the rates set out below multiplied by the Company’s Average 100-year and 20-year AIR (Touchstone v10) Long Term Hurricane Probable Maximum Loss on September 30, 2024 with respect to the business covered hereunder, subject to the minimum and deposit premiums stated hereunder:

PREMIUM SCHEDULE
Layer	Adjustment Rate		Deposit Premium		Minimum Premium
Third Excess Layer	[***]	%	$	[***]	$	[***]
Fourth Excess Layer	[***]	%	$	[***]	$	[***]
Fifth Excess Layer	[***]	%	$	[***]	$	[***]
Sixth Excess Layer	[***]	%	$	[***]	$	[***]
Ninth Excess Layer	[***]	%	$	[***]	$	[***]

(b)

Notwithstanding the foregoing, in the event the Company’s Average 100-year and 20-year AIR (Touchstone v10) Long Term Hurricane Probable Maximum Loss on September 30, 2024 for subject business is greater than or equal to 95.0% and less than or equal to 105% of the original estimate as set forth in paragraph D below, there shall be no additional premium due the Reinsurer or return premium due the Company. However, in the event the Company’s Average 100-year and 20-year AIR (Touchstone v10) Long Term Hurricane Probable Maximum Loss on September 30, 2024 is less than 95.0% or greater than 105% of the original estimate as set forth in paragraph E below then the additional premium due the Reinsurer or return premium due the Company shall be determined by the following:

(1)

If the Company’s Average 100-year and 20-year AIR (Touchstone v10) Long Term Hurricane Probable Maximum Loss on September 30, 2024 is greater than 105% of the original estimate as set forth in paragraph (d) below, the additional premium due the Reinsurer shall be determined by multiplying the percent, shown as Adjustment Rate for that Excess Layer, computed in accordance with paragraph A above, by the difference between 105% of the original estimate as outlined in paragraph D below and the Company’s Average 100-year and 20-year AIR (Touchstone v10) Long Term Hurricane Probable Maximum Loss on September 30, 2024.

(2)

If the Company’s Average 100-year and 20-year AIR (Touchstone v10) Long Term Hurricane Probable Maximum Loss at September 30, 2024 is less than 95.0% of the original estimate as set forth in paragraph D below, the return premium due the Company shall be determined by multiplying the percent, shown as Adjustment Rate for that Excess Layer computed in accordance with paragraph A above, by the difference between the Company’s Average 100-year and 20-year AIR (Touchstone v10) Long Term Hurricane Probable Maximum Loss on September 30, 2024 and 95.0% of the original estimate as set forth in paragraph D below, subject to the amount, shown as “Minimum Premium” for that Excess Layer in accordance with paragraph A above.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(c)	Hurricane Models include secondary uncertainty, standard hurricane frequencies and demand surge. Hurricane Models exclude storm surge.

(d)

The Company’s Average 100-year and 20-year AIR (Touchstone v10) Long Term Hurricane Probable Maximum Loss on September 30, 2024 is estimated at $[***] as of September 30, 2024 (average of $[***] [100-year] and $[***] [20-year]).

Section 8 – REPORTS AND REMITTANCES

(a)	Reinsurance Premium

The Company shall pay to the Reinsurer the deposit reinsurance premium stipulated in the section entitled REINSURANCE PREMIUM in four equal installments on July 1st, October 1st, January 1st and April 1st.

Within 90 days after the termination or expiration of this Agreement, the Company shall provide a report to the Reinsurer setting forth the premium due hereunder for each Excess Layer, computed as stipulated in paragraph (b) of the section entitled REINSURANCE PREMIUM, and any additional premium due the Reinsurer or return premium due the Company for each such Excess Layer, subject to the minimum reinsurance premium, shall be remitted within 30 days of its receipt of said report.

Notwithstanding the dates scheduled for payment of the deposit premium and any adjustment(s) thereto, the full premium is due and owing as of the inception of this Agreement, and the Reinsurer reserves its right to offset against the full premium in accordance with the OFFSET Article.

(b)	Claims and Losses

The Company shall report promptly to the Reinsurer, but within no more than 60 days after the Company becomes aware of the Loss Event, each Loss Event which, in the Company’s opinion, may involve the reinsurance afforded by this Exhibit. The Company shall advise the Reinsurer of the estimated amount of Ultimate Net Loss in connection with each Loss Event and of any subsequent changes in such estimate.

Promptly upon receipt of a definitive statement of Ultimate Net Loss from the Company, but within no more than 25 days after receipt of such statement, the Reinsurer shall pay to the Company the Reinsurer’s portion of Ultimate Net Loss. Any subsequent changes in the amount of Ultimate Net Loss shall be reported by the Company to the Reinsurer and the amount due either party shall be remitted promptly, but within no more than 25 days after receipt of such report.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(c)	P.C.S. Catastrophe Bulletins

The Company shall furnish to the Reinsurer, upon request, the following information with respect to each catastrophe set forth in the Catastrophe Bulletins published by the Property Claim Services:

(1)	The preliminary estimate of the amount recoverable from the Reinsurer;

(2)	The Reinsurer’s portion of claims, losses, and Adjustment Expense paid less salvage recovered during each calendar quarter;

(3)	The Reinsurer’s portion of reserves for claims, losses, and Adjustment Expense at the end of each calendar quarter.

(d)	General

In addition to the reports required by (a), (b), and (c) above, the Company shall furnish such other information as may be required by the Reinsurer for the completion of the Reinsurer’s quarterly and annual statements and internal records.

All reports shall be rendered on forms or in format acceptable to the Company and the Reinsurer.

Section 9 – AUTOMATIC REINSTATEMENT

As regards the Third through Sixth Excess Covers, the Limit of Liability of the Reinsurer under this Exhibit for each Excess Cover with respect to each Loss Event shall be reduced by an amount equal to the amount of liability paid by the Reinsurer under such Excess Cover, but that part of the liability of the Reinsurer that is so reduced shall be automatically reinstated from the commencement of the Loss Event for which payment is made; however, the Limit of Liability of the Reinsurer for each Excess Cover with respect to all Loss Events commencing during the term of this Exhibit shall not exceed the applicable amount set forth in the section entitled LIABILITY OF THE REINSURER.

Section 10 – FLORIDA HURRICANE CATASTROPHE FUND

(a)

As respects Loss Events subject to this Agreement, any loss reimbursement recoverable by the Company under the Florida Hurricane Catastrophe Fund (FHCF), shall be deducted in determining Ultimate Net Loss under this Agreement, subject to the following:

(1)

The full reimbursement amount due from the FHCF for coverage under the Mandatory Layer, based on statutory limits of coverage as of June 1, shall be deemed recovered by the Company, whether or not actually received from the FHCF and whether or not reduced because of the FHCF’s inability to pay.

(2)	Any other FHCF recoveries shall be disregarded for purposes of determining ultimate net loss subject to this Agreement.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(3)

For purposes of allocating recoveries from the FHCF with respect to each Loss Event, only amounts recoverable by applying the pay-out and retention multiples for the FHCF prior to any reduction in retention due to multiple Loss Events in the same annual period shall be included in calculating the deduction from Ultimate Net Loss.

(4)

If the Company’s aggregate limit of FHCF reimbursement coverage is exhausted from Loss Events commencing during the term of this Agreement, and the FHCF, as applicable, does not designate the portion of said limit allocable to each Loss Event, the total FHCF reimbursement received shall be allocated to each individual Loss Event in the proportion that the Company’s losses in that Loss Event bear to the Company’s total losses arising out of all Loss Events to which the reimbursement applies.

(5)

For purposes of loss recoveries under this Agreement prior to the final determination of the Company’s retention and limit under the FHCF, FHCF coverage shall be calculated using the Company’s respective “Projected Payout Multiple” under the FHCF. Upon determination of the Company’s retention and limit under the FHCF, losses will be adjusted, recognizing any adjustment to the “Projected Payout Multiple” caused by a change in the Aggregate Mandatory FHCF Premium or any other adjustments as required by statute to determine the final FHCF layer, but disregarding any change due to a decrease in the statutory limit.

(b)	Any FHCF reimbursement premiums paid by the Company for FHCF layers that inure to the benefit of this Agreement shall be deemed to be premiums paid for inuring reinsurance.

(c)

Any change to the FHCF resulting from the 2024 Session of the Florida Legislature or rating methodology, if it produces a change in FHCF structure of greater than 10% of FHCF cover provided, may, at the Company’s option, result in the restructuring and re-rating of this Agreement at terms to be mutually agreed.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

ATTACHMENTS

NUCLEAR INCIDENT EXCLUSION CLAUSE - PHYSICAL DAMAGE - REINSURANCE – USA

N.M.A. 1119

(1) This Agreement does not cover any loss or liability accruing to the Company directly or indirectly and whether as Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear Energy risks.

(2) Without in any way restricting the operation of paragraph (1) of this Clause, this Agreement does not cover any loss or liability accruing to the Company, directly or indirectly and whether as Insurer or Reinsurer, from any insurance against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage) to:

(i)	Nuclear reactor power plants including all auxiliary property on the site, or

(ii)	Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with reactor installations, and “critical facilities” as such, or

(iii)

Installations for fabricating complete fuel elements or for processing substantial quantities of “special nuclear material”, and for reprocessing, salvaging, chemically separating, storing or disposing of “spent” nuclear fuel or waste materials, or

(iv)	Installations other than those listed in paragraph (2) (iii) above using substantial quantities of radioactive isotopes or other products of nuclear fission.

(3) Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear installation and which normally would be insured therewith except that this paragraph (3) shall not operate:

(a)	where the Company does not have knowledge of such nuclear reactor power plant or nuclear installation, or

(b)

where said insurance contains a provision excluding coverage for damage to property caused by or resulting from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b) shall only apply provided the said radioactive contamination exclusion provision has been approved by the Governmental Authority having jurisdiction thereof.

(4) Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Agreement does not cover any loss or liability by radioactive contamination accruing to the Company, directly or indirectly, and whether as Insurer or Reinsurer, when such radioactive contamination is a named hazard specifically insured against.

(5) It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the nuclear exposure is not considered by the Company to be the primary hazard.

(6) The term “special nuclear material” shall have the meaning given it in the Atomic Energy Act of 1954 or by any law amendatory thereof.

(7) The Company to be sole judge of what constitutes:

(a)	substantial quantities, and

(b)	the extent of installation, plant or site.

Note: Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that:

(a)

all policies issued by the Company on or before 31st December 1957 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

(b)

with respect to any risk located in Canada policies issued by the Company on or before 31st December 1958 shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the provisions of this Clause shall apply.

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

POOLS, ASSOCIATIONS, AND SYNDICATES EXCLUSION CLAUSE

Section A:

Excluding:

(a)	All business derived directly or indirectly from any Pool, Association or Syndicate which maintains its own reinsurance facilities.

(b)

Any Pool or Scheme (whether voluntary or mandatory) formed after March 1, 1968 for the purpose of insuring property whether on a country-wide basis or in respect of designated areas. This exclusion shall not apply to so-called Automobile Insurance Plans or other Pools formed to provide coverage for Automobile Physical Damage.

Section B:

It is agreed that business written by the Company for the same perils, which is known at the time to be insured by, or in excess of underlying amounts placed in the following Pools, Associations or Syndicates, whether by way of insurance or reinsurance, is excluded hereunder:

Industrial Risk Insurers,

Associated Factory Mutuals,

Improved Risk Mutuals,

Any Pool, Association or Syndicate formed for the purpose of writing

Oil, Gas or Petro-Chemical Plants and/or Oil or Gas Drilling Rigs,

United States Aircraft Insurance Group,

Canadian Aircraft Insurance Group,

Associated Aviation Underwriters,

American Aviation Underwriters.

Section B does not apply:

(a)	Where the Total Insured Value over all interests of the risk in question is less than $[***].

(b)	To interests traditionally underwritten as Inland Marine or stock and/or contents written on a blanket basis.

(c)

To Contingent Business Interruption, except when the Company is aware that the key location is known at the time to be insured in any Pool, Association or Syndicate named above, other than as provided for under Section B(a).

(d)	To risks as follows:

Offices, Hotels, Apartments, Hospitals, Educational Establishments, Public Utilities (other than railroad schedules) and builder’s risks on the classes of risks specified in this subsection (d) only.

Where this clause attaches to Catastrophe Excesses, the following Section C is added:

Section C:

Nevertheless the Reinsurer specifically agrees that liability accruing to the Company from its participation in residual market mechanisms including but not limited to:

(1)	The following so-called “Coastal Pools”:

Alabama Insurance Underwriting Association

Louisiana Insurance Underwriting Association

Mississippi Windstorm Underwriting Association

North Carolina Insurance Underwriting Association

South Carolina Windstorm and Hail Underwriting Association

Texas Windstorm Insurance Association

GENERAL REINSURANCE CORPORATION

Portions of this exhibit (indicated by asterisks) have been omitted because the registrant has determined that the information is not material and is of the type that the registrant treats as private or confidential.

AND

(2)	All “Fair Plan” and “Rural Risk Plan” business

AND

(3)	Citizens Property Insurance Corporation (“CPIC”) and the California Earthquake Authority (“CEA”)

for all perils otherwise protected hereunder shall not be excluded, except, however, that this reinsurance does not include any increase in such liability resulting from:

(i)	The inability of any other participant in such “Coastal Pool” and/or “Fair Plan” and/or “Rural Risk Plan” and/or Residual Market Mechanisms to meet its liability.

(ii)

Any claim against such “Coastal Pool” and/or “Fair Plan” and/or “Rural Risk Plan” and/or Residual Market Mechanisms, or any participant therein, including the Company, whether by way of subrogation or otherwise, brought by or on behalf of any insolvency fund (as defined in the Insolvency Fund Exclusion Clause incorporated in this Contract).

Section D:

(1)

Notwithstanding Section C above, in respect of the CEA, where an assessment is made against the Company by the CEA, the Company may include in its Ultimate Net Loss only that assessment directly attributable to each separate loss event covered hereunder. The Company’s initial capital contribution to the CEA shall not be included in the Ultimate Net Loss.

(2)

Notwithstanding Section C above, in respect of CPIC, where an assessment is made against the Company by CPIC, the maximum loss that the Company may include in the Ultimate Net Loss in respect of any loss event hereunder shall not exceed the lesser of:

(a)	The Company’s assessment from CPIC for the accounting year in which the loss event commenced, or

(b)	The product of the following:

(i)	The Company’s percentage participation in CPIC for the accounting year in which the loss event commenced; and

(ii)	CPIC’s total losses in such loss event.

Any assessments for accounting years subsequent to that in which the loss event commenced may not be included in the Ultimate Net Loss hereunder. Moreover, notwithstanding Section C above, in respect of CPIC, the Ultimate Net Loss hereunder shall not include any monies expended to purchase or retire bonds as a consequence of being a member of CPIC. For the purposes of this Contract, the Company may not include in the Ultimate Net Loss any assessment or any percentage assessment levied by CPIC to meet the obligations of an insolvent insurer member or other party, or to meet any obligations arising from the deferment by CPIC of the collection of monies.

NOTES:	Wherever used herein the terms:

	“Company”	shall be understood to mean “Company,” “Reinsured,” “Reassured” or whatever other term is used in the attached reinsurance document to designate the reinsured company or companies.

	“Agreement”	shall be understood to mean “Agreement,” “Contract,” “Policy” or whatever other term is used to designate the attached reinsurance document.

	“Reinsurers”	shall be understood to mean “Reinsurers,” “Underwriters” or whatever other term is used in the attached reinsurance document to designate the reinsurer or reinsurers.

GENERAL REINSURANCE CORPORATION